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                                                                  EXHIBIT 10.12b


                                SECOND AMENDMENT
                                       TO
                     AMENDED AND RESTATED CREDIT AGREEMENT


     This Second Amendment to Amended and Restated Credit Agreement (this "Amendment"), made and entered into effective as of December 29, 1995, by and among O'Sullivan Industries, Inc., a Delaware corporation ("Industries"), O'Sullivan Industries Holdings, Inc., a Delaware corporation ("Holdings"), The Boatmen's National Bank of St. Louis, a national banking association and Wachovia Bank of Georgia, N.A., a national banking association (each a "Lender" and together, "Lenders"), and The Boatmen's National Bank of St. Louis, as agent ("Agent").

                                   Recitals:

A. Borrower and Lenders have entered into that certain Amended and Restated Credit Agreement dated as of November 22, 1994, as amended by that First Amendment thereto dated as of May 15, 1995 (as it may be further amended, restated, extended, renewed, replaced, or otherwise modified from time to time, the "Loan Agreement") pursuant to which Lenders have extended certain credit facilities to Borrower.

B. Borrower and Lenders desire, upon the terms and conditions set forth herein, to amend the Loan Agreement as provided herein.

     In consideration of the mutual covenants and promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lenders hereby agree as follows:

1. DEFINITIONS. All capitalized terms used and not otherwise defined herein shall have the meanings given them in the Loan Agreement.

2.   AMENDMENT TO LOAN AGREEMENT.

     2.1. ULTIMATE REVOLVING MATURITY DATE. The words "December 31, 1996" in the first sentence of Section 2.1.1 of the Loan Agreement are hereby deleted and the following is substituted in lieu thereof: "December 31, 1997".

     2.2. DEFINITION OF ADJUSTED LIBO RATE. Section 3.3 of the Loan Agreement is hereby amended by deleting the last row of the table and substituting the following two rows in lieu thereof (the column on the left refers to the ratio of Holdings' consolidated Funded Debt to EBITDA and the column on the right refers to the LIBO Increment):


   "Less than or equal to 2.75 to 1.0 and more than 2.5 to 1.0          1.40%

   Greater than 2.75 to 1.0                                             1.75%"


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      2.3.     IRB LC FEE.  Section 4.4 of the Loan Agreement is hereby amended by deleting the first sentence thereof in its entirety and substituting in lieu thereof the following:

      "Borrower shall pay to Agent for the account of Lenders in accordance with their Prorata Shares an "IRB LC Fee" for the IRB Letter of Credit issued by Agent that shall be calculated by applying the quarterly equivalent of 1% per annum to the aggregate undrawn amount thereof; provided however, that for each day on which the ratio of Holdings' consolidated Funded Debt to EBITDA is greater than 2.75 to 1.00, the rate at which the IRB LC Fee shall accrue shall be the quarterly equivalent of 1.75% per annum of the aggregate undrawn amount of the IRB Letter of Credit; and provided further, that for each day on which an Event of Default exists and is continuing, the rate at which the IRB LC Fee shall accrue shall be the quarterly equivalent of 3% per annum of the aggregate undrawn amount of the IRB Letter of Credit."

      2.4. FINANCIAL COVENANTS. Section 15.2 of the Loan Agreement is hereby deleted in its entirety and replaced by the Section 15.2 set forth below. If, however, the two Note Purchase Agreements dated as of May 15, 1995 between Borrower and each of New York Life Insurance Company and New York Life Insurance and Annuity Corporation respectively have not been amended prior to March 30, 1996 to change the financial covenant sections therein which are the equivalent of the financial covenant in Section 15.2 of the Loan Agreement, such that the ratios therein are equal to or higher than the ratios in the amended covenant herein, then this amendment to Section 15.2 shall be retroactively void and of no effect as if such amendment had never occurred.

      "15.2    MAXIMUM INDEBTEDNESS.  The ratio of Holdings' consolidated
      Indebtedness for borrowed money to its EBITDA, calculated on the dates specified in the table below on the basis of the twelve fiscal months then ended, shall not exceed the ratio set forth opposite such date:


                       December 31, 1995     3.50 to 1.0

                       March 31, 1996        3.50 to 1.0

                       June 30, 1996         3.00 to 1.0

                       Each date thereafter  2.75 to 1.0"


      2.5. DISCLOSURE SCHEDULE. Exhibit 11 to the Loan Agreement is hereby deleted in its entirety and Exhibit 11, attached hereto and incorporated herein by this reference, is substituted in lieu thereof.

3. REPRESENTATIONS AND WARRANTIES OF BORROWER. Borrower hereby represents and warrants to Lenders that (i) no consents are necessary from any third parties for Borrower's execution, delivery or performance of this Amendment,
(ii) this Amendment constitutes the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except to the extent that the enforceability thereof against Borrower may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the enforceability of creditors' rights generally or by equitable principles of general application (whether considered in an action at law or in equity), (iii) except as disclosed on the disclosure schedule attached to this Amendment as Exhibit 11, all of the representations and warranties contained in Section 11 of the Loan Agreement, as amended by this Amendment, are true and correct in all material respects with the same force and effect as if made on and as of the date of this

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Amendment, and (iv) there exists no Default or Event of Default under the Loan
Agreement, as amended by this Amendment.

4. EFFECT ON LOAN DOCUMENTS. Except as specifically amended hereby, the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lenders under the Loan Documents, nor constitute a waiver of any provision of the Loan Documents except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "the Agreement", "hereunder", "hereof", "herein", or words of like import, shall mean and be a reference to the Loan Agreement, as amended hereby.

5. REAFFIRMATION. Borrower hereby ratifies, affirms, acknowledges, and agrees that the Loan Agreement (as amended by this Amendment) represents the valid, enforceable and collectible obligations of Borrower, except to the extent that the enforceability thereof against Borrower may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the enforceability of creditors' rights generally or by equitable principles of general application (whether considered in an action at law or in equity), and Borrower further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever known to Borrower with respect to any of the Loan Documents.

6. GOVERNING LAW. This Amendment has been delivered in St. Louis, Missouri and shall be governed by and construed in accordance with the laws and decisions of the State of Missouri without giving effect to the choice or conflicts of law principles thereunder.

7. SECTION TITLES. The section titles contained in this Amendment are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

8. COUNTERPARTS; FACSIMILE TRANSMISSIONS. This Amendment may be executed in one or more counterparts and on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures to this Amendment may be given by facsimile or other electronic transmission, and such signatures shall be fully binding on the party sending the same.

                     [REST OF PAGE IS INTENTIONALLY BLANK]


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     IN WITNESS WHEREOF, THIS AMENDMENT HAS BEEN DULY EXECUTED AS OF THE DAY
AND YEAR FIRST ABOVE WRITTEN.

                                O'SULLIVAN INDUSTRIES, INC.

                                By:  /s/ Daniel F. O'Sullivan
                                     Chairman of the Board,
                                     Chief Executive Officer and
                                     President


                                O'SULLIVAN INDUSTRIES HOLDINGS, INC.

                                By:  /s/ Daniel F. O'Sullivan
                                     Chairman of the Board,
                                     Chief Executive Officer and
                                     President


                                THE BOATMEN'S NATIONAL BANK OF ST. LOUIS, AS
                                AGENT AND A LENDER

                                By:  /s/ Douglas W. Thornsberry
                                     Assistant Vice President


                                WACHOVIA BANK OF GEORGIA, N.A., AS A LENDER

                                By:  /s/ Terry L. Akins
                                     Senior Vice President


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